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                        STAG VARIABLE LIFE LAST SURVIVOR
                        HARTFORD LIFE INSURANCE COMPANY

   SUPPLEMENT DATED SEPTEMBER 24, 1996 TO THE FLEXIBLE PREMIUM VARIABLE LIFE POLICIES WITH RESPECT TO THE STAG VARIABLE LIFE LAST SURVIVOR PROSPECTUS DATED
                                  MAY 1, 1996

The subsection entitled "The Company" should read as follows:

                                  THE COMPANY

    Hartford Life Insurance Company ("Hartford Life") was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. The offices of Hartford Life are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford Life is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

    Hartford Life is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. Hartford Life is rated AA by Standard and Poor's and AA+ by Duff and Phelps on the basis of its claims-paying ability.

    These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under this variable life insurance policy are the general corporate obligations of Hartford Life. These ratings do apply to Hartford Life's ability to meet its insurance obligations under the Policy.

    Hartford is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1st in each year covering the operations of Hartford for the preceding year and its financial condition on December 31st of such year.

    Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once in every four years. In addition, Hartford is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies. Hartford is also subject to various federal and state securities laws and regulations.

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